MONTHLY SERVICER'S CERTIFICATE
                  (Delivered pursuant to subsection 3.04(b) of the Pooling and Servicing Agreement

                  HOUSEHOLD FINANCE CORPORATION
                  HOUSEHOLD CARD FUNDING CORPORATION
                  HOUSEHOLD CREDIT CARD MASTER TRUST 1
                  Class A and Class B Certificates, Series 1995-1

The undersigned, a duly authorized  representative of Household
Finance Corporation, as Servicer (the Servicer), pursuant to the
Pooling and Servicing Agreement, dated as of December 1, 1995
(the Pooling and Servicing Agreement), by and among Household
Card Funding Corporation, as Transferor, the Servicer, and The
Bank of New York, as Trustee, does hereby certify with respect to the information set forth below as
follows:
1.    Capitalized terms used in this Certificate shall have the
respective meanings set forth in the Pooling and            Servicing
Agreement.
2. Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing
      Agreement.
3.    The undersigned is a Servicing Officer.
4.    This Certificate relates to the Distribution Date occurring on March 16, 1998
5.    Trust Information.
(a)   The aggregate amount of Collections processed for the Due
Period preceding such Distribution Date               was equal to
 .................................................................
 ................                    $346,325,026.92
(b)   The aggregate amount of such Collections with respect to
Principal Receivables for the Due Period              preceding such
Distribution Date was equal to ...........................
      $287,993,996.10
      (i)   The total payment rate, [ ( (b) + (c)(ii) + (c)(iii) )
/ (f) ],  is ..............         11.334%
(c)   The aggregate amount of such Collections with respect to
Finance Charge and Administrative         Receivables for the Due Period
preceding such Distribution Date was equal to               $58,331,030.82
      (i)   The gross cash yield, [ ((ii)+(iii)+(iv)+(v)) * 12 /
(f) ],  is ......................................  22.613%
      (ii)  The amount of such aggregate with respect to Finance
Charge was equal to     $46,228,998.90
      (iii)       The amount of such aggregate with respect to Fees
was equal to ...              $7,446,232.60
      (iv)  The amount of such aggregate with respect to
Interchange was equal to ..         $3,048,961.32
      (v)   The amount of such aggregate with respect to Other
Recoveries was equal to ..       $80,342.00
      (vi)  The amount of such aggregate with respect to Principal
Recoveries was equal to .$1,526,496.00 (d)            The Gross Defaulted
Amount for the preceding Due Period is
 ............................................$19,604,930.77
      (i)   The annualized default rate, (d) *12 / (f),  is
 ............................................          7.804%
      (ii)  The annualized net default rate, [(d)-(c)(vi)] *12 /
(f),  is ........................................7.197%
(e)   The Portfolio Yield for such Distribution Date [c(i) -
d(ii)]
 ....................................................15.416%
(f)   The total amount of Principal Receivables in the Trust at
the beginning of the preceding Due Period or,               if there were
Additions or Removals during the  Due Period, the average balance
for such Due Period is        equal to
 .................................................................
 ....                    $3,014,430,415.38
(g) The total amount of Principal Receivables as of the last day of the immediately preceding Due Period is

 .................................................................
 ................................                      $2,941,699,433.24
(h)   The average amount of Principal Receivables in the Trust at
the beginning of the preceding Due Period             and the end of the
preceding Due  Period, or if there were Additions or Removals
during the Due          Period, the average balance for such Due
Period is equal to            $2,978,064,924.31
(i)   The total amount of Finance Charge and Administrative
Receivables in the Trust as of the last day of              the immediately
preceding Due Period is (excludes discount option)...........
$67,726,958.83
(j)   The aggregate outstanding gross balance of the Accounts
which were one payment (5-29 days)              delinquent  as of the
close of business on the last day of the calendar month preceding
such        Distribution Date was equal to
 ........................                        $175,141,098.46
(k)   The aggregate outstanding gross balance of the Accounts
which were two payments (30-59 days)            delinquent as of the
close of business on the last day of the calendar month preceding
such Distribution       Date was equal to ........................
                              $60,828,216.54
(l)   The aggregate outstanding gross balance of the Accounts
which were three or more payments (60+          days) delinquent as of
the close of business on the last day of the calendar month
preceding such          Distribution Date was equal to
 ........................                        $122,464,568.87
(m) The aggregate amount of Trust Excess Principal Collections for such Distribution Date is

 .................................................................
 ...............                           $191,836,659.24
(n)   The aggregate amount of Principal Shortfalls for such
Distribution Date is ..............$0.00
(o)   The Discount Option Date
is...............................................................
 ......................June 01, 1997
(p)   The Discount Percentage
 .................................................................
 ........................3.00%
(q)   The Total Amount of Discount Option Receivables at the
beginning of the preceding Due Period is              equal to
 .................................................................
 .......................................         $93,229,806.66
(r)   Discount Option Receivable Collections is
 ................................................................$
8,907,030.81
6.    Group One Information
(a)   The Average Rate for Group One (the weighted average
Certificate Rate reduced to take into account               any payments
made pursuant to interest rate agreements, if any ) is equal to
5.9329%
(b)   Group One Total Investor Collections is equal to
 .....................................................$229,778,086
 .87
(c)   Group One Investor Principal Collections is equal to
 ................................................$191,076,891.10
(d)   Group One Investor Finance Charge and Administrative
Collections is equal to ........$38,701,195.77
(e)   Group One Investor Additional Amounts is equal to
 ..................................................$0.00
(f)   Group One Investor Default Amount is equal to
 ........................................................$13,007,3
86.52
(g)   Group One Investor Monthly Fees is equal to
 ............................................................$3,33
3,333.33
(h)   Group One Investor Monthly Interest is equal to
 .......................................................$8,899,285
 .58
7.    Series 1995-1 Information
(a) The Series Adjusted Portfolio Yield for the Due Period preceding such Distribution Date was equal to

 .................................................................
 .............................................                     15.42%
(b)   The Series 1995-1 Allocation Percentage with respect to the
Due Period preceding such Distribution          Date was equal to
 ...............................................................
            75.31%
(c) The Floating Allocation Percentage for the Due Period preceding such Distribution Date was equal to

 .................................................................
 ..............................................                    88.10%
(d)   The aggregate amount of Reallocated Finance Charge and
Administrative Collections for the Due          Period preceding such
Distribution Date is equal to .............
$38,701,195.77
(e)   The Floating Allocation Percentage of Series Allocable
Finance Charge and Administrative Collections               for the Due
Period preceding such Distribution Date is equal to
$38,701,195.77
(f)   Class A Invested Amount
 .................................................................
 .......................$1,500,000,000.00
(g)   The Class A Invested Percentage with respect to the Due
Period preceding such Distribution Date was           equal to
 .................................................................
 ..............                75.000%
(h)   The Class A Invested Percentage of the amount set forth in
Item 7(d) above was equal to

 .................................................................
 ................................................................$
29,025,896.83
(i)   The amount of Class A Monthly Interest for such Distribution
Date is equal to        $6,519,375.00
(j)   The amount of any Class A Monthly Interest previously due
but not distributed on a prior Distribution           Date is equal to
 .................................................................
 ......                  $0.00
(k)   The amount of Class A Additional Interest for such
Distribution Date is equal to      $0.00
(l)   The amount of any Class A Additional Interest previously due
but not distributed on a prior            Distribution Date is equal
to...............................................................
 .........   $0.00
(m)   The Class A Investor Default Amount for such Distribution
Date is equal to        $9,755,539.89
(n)   The Allocable Servicing Fee for such Distribution Date is
equal to.............................$3,333,333.33
(o)   The Class A Required Amount, if any, with respect to such
Distribution Date is equal to .....$0.00
(p)   Class B Invested Amount
 .................................................................
 .........................$214,286,000.00
(q) The Class B Invested Percentage for the Due Period preceding such Distribution Date was equal

to...............................................................
 ...............................................             10.71%
(r)   The Class B Invested Percentage of the amount set forth in
Item 7(d) above is equal

to...............................................................
 .............................................................
$4,146,562.22
(s)   The amount of Class B Monthly Interest for such Distribution
Date is equal to ........$960,269.14

(t)   The amount of any Class B Monthly Interest previously due
but not distributed on a prior Distribution           Date is equal
to...............................................................
 ...........             $0.00
(u)   The amount of Class B Additional Interest for such
Distribution Date is equal to .....$0.00
(v)   The amount of any Class B Additional Interest previously due
but not distributed on a prior            Distribution Date is equal
to...............................................................
 ..........        $0.00
(w)   Class B Investor Default Amount for such Distribution Date
is equal to ..    $1,393,650.41
(x)   The Collateral Invested Percentage of the amount set forth
in Item 7(d) above is equal to..$5,528,736.72 (y)           The Series
1995-1 Principal Shortfall for such Distribution Date is equal to
 .............$0.00
(z)   The Series 1995-1 Excess Principal Collections is equal
to........................................$0.00
(aa)  The amount of Excess Finance Charge and Administrative
Collections with respect to such Distribution               Date is equal
to...............................................................
 ...........             $18,132,678.41
(bb)  The amount of Excess Finance Charge and Administrative
Collections referred to in Item 7(aa) will be               available to be
distributed on such Distribution Date to fund or reimburse the
following items:                    (i)   to fund the Class A Required
Amount, if any, with respect to such Distribution
            Date.................................................
                  $0.00
      (ii)  to reimburse Class A Investor
Charge-Offs.........................                  $0.00
      (iii)       to pay current or overdue Class B Monthly
Interest,  Class B Additional Interest or the                     Cumulative
Excess Interest Amount
 ..........................................................$0.00
      (iv)  to fund the Class B Investor Default Amount with
respect to such Distribution
            Date..................................................
                  $1,393,650.41
      (v)   to reimburse certain previous reductions in the Class B
Invested Amount ...$0.00
      (vi)  to pay the Collateral Monthly Interest for such
Distribution Date equal to .$1,419,641.44
      (vii)       to pay any portion of the Allocable Servicing Fee
not paid pursuant to clause (i) above...$0.00
      (viii)      to fund the Collateral Investor Default Amount
with respect to such Distribution
            Date..................................................
                  $1,858,196.22
      (ix)  to make any required deposit in the Cash Collateral
Account..   $0.00
(cc) The amount of Subordinated Principal Collections with respect to such Distribution Date is equal

to...............................................................
 ......................................................
$47,769,222.77
(dd)  The Principal Allocation Percentage is equal to
 .......................................................88.10%
(ee)  The total amount to be distributed to Class A
Certificateholders on such Distribution Date in payment                 of
principal is equal
to..........................................................
            $0.00
(ff)  The total amount to be distributed to Class B
Certificateholders on such Distribution Date in payment                 of
principal is equal
to..........................................................
            $0.00
(gg)  The amount of Class A Investor Charge-Offs for such
Distribution Date is equal to .$0.00
(hh)  The total amount of reimbursements of Class A Investor
Charge-Offs for such Distribution Date is             equal
to...............................................................
 ...................................                   $0.00
(ii)  The amount of Class B Investor Charge-Offs and other
reductions in the Class B Invested Amount for               such
Distribution Date is equal
to......................................                          $0.00
(jj)  The total amount of reimbursements of Class B Investor
Charge-Offs for such Distribution Date is             equal
to...............................................................
 .....................................           $0.00
(kk)  The Class A Invested Amount at the close of business on such
Distribution Date (after giving effect to             all payments and
adjustments on such Distribution Date) will be equal to
 .................$1,500,000,000.00
(ll)  The Class B Invested Amount at the close of business on such
Distribution Date (after giving effect to             all payments and
adjustments on such Distribution Date) will be equal  to
 ................$214,286,000.00
(mm)  The Available Collateral Amount as of the close of business
on the preceding Distribution Date (after             giving effect to any
withdrawal from the Collateral Account) was equal to
 ...............$285,714,000.00
(nn)  The Required Collateral Amount as of the close of business
on such Distribution Date, after giving               effect to any
withdrawal from the Collateral Account and payments to the
Collateral Interest Holder on
      such Distribution Date, will be equal
to...............................................................
 ........$285,714,000.00
(oo)  The ratio of the Required Collateral Amount to the Class B
Invested Amount as of the close of business           on such Distribution
Date, after giving effect to any withdrawal from the Collateral
Account and       payments to the Collateral Interest Holder on such
Distribution Date, will be equal to ........133.333%
(pp)  The Cumulative Excess Interest Amount as of the close of
business on such Distribution Date, after             giving effect to any
payments of interest to Class B Certificateholders on such
Distribution Date, will       be equal to
 .................................................................
 .                 $0.00
8.    Total amount to be on deposit in the Collection Account
(after giving effect to allocations required to             be made
pursuant to the terms of all other Series now outstanding and to
the payment of the Servicer's             fee and funding of investor
default amounts) prior to making distributions on such
Distribution Dates is         equal to .................
                        $22,360,475.92
9.    The total amount to be allocated according to the terms of
the Collateral Agreement on such          Distribution Date is equal to
 .................................................................
 ...........       $14,880,831.78
10.   Total amount to be distributed from the Collection Account
to the Servicer in respect of the unpaid              Allocable Servicing
Fee for the preceding Due Period on such Distribution Date (after
taking into             consideration the amounts which have been
netted with respect to this Series against deposits to the
      Collection Account) is equal
to...............................................                       $0.00

11.   As of the date hereof, to the best knowledge of the
undersigned, the Servicer has performed in all              material
respects all its obligations under the Pooling and Servicing
Agreement through the Due Period          preceding such Distribution
Date or, if there has been a default in the performance of any
such        obligation, set forth in detail the (i) nature of such
default, (ii) the action taken by the Transferor and              Servicer,
if any, to remedy such default and (iii) the current status of
each such default; if applicable,         insert None.
                        None
12.   As of the date hereof, to the best knowledge of the
undersigned, no Amortization Event has been           deemed to have
occurred on or prior to such Distribution Date.
13.   As of the date hereof, to the best knowledge of the
undersigned, no Lien has been placed on any of the
      Receivables other than pursuant to the Pooling and Servicing
Agreement (or, if there is a Lien, such               Lien consists of :
____________________________________________).
14.   The amounts specified to be deposited into and withdrawn
from the Collection Account, as well as the           amounts specified to
be paid to the Transferor, the Servicer, the Interest Holder and
the   Certificateholders are all in accordance with the
requirements of the Pooling and
      Servicing Agreement.

      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
      Certificate this 16th day of March,  1998.

                  HOUSEHOLD FINANCE CORPORATION
                  as Servicer,

                  By: _______________________________
                        Name: Steven H. Smith
                        Title: Servicing Officer

Household Finance Corporation
Household Card Funding Corp.
February 1998
Household Credit Card Master Trust I , Series 1995-1
      Mar 16, 1998


CLASS A CERTIFICATEHOLDER'S STATEMENT
A.    Information Regarding Distributions
      1. Total distribution per $1,000 interest
      $4.346250000
      2. Principal distribution per $1,000 interest
      $0.00
      3. Interest distribution per $1,000 interest
      $4.346250000
B.    Calculation of Class A Interest
      1. Calculation of Class A Certificate Rate
            (a) One-month LIBOR
5.625000000%
            (b) Spread                                            0.1700%
            (c) Class A Certificate Rate
5.795000000%
      2. Beginning Principal Amount
$1,500,000,000.00
      3. Days in Interest Period                                        27
C. Performance of Trust
      1. Collections of Receivables
            (a) Total Collections
$346,325,026.92
            (b) Collections of Finance Charge and Administrative
Receivables       $58,331,030.82
            (c) Collections of Principal
$287,993,996.10
      2. Allocation of Receivables
            (a) Class A Invested Percentage
75.00%
            (b) Principal Allocation Percentage
88.10%
      3. Delinquent Balances
            (a) Delinquent 5 - 29 days
$175,141,098.46
                  % of Gross Receivables                                5.65%
            (b) Delinquent 30 - 59 days
$60,828,216.54
                  % of Gross Receivables                                1.96%
            (c) Delinquent 60+ days
$122,464,568.87
                  % of Gross Receivables                                3.95%
      4. Class A Investor Default Amount
$9,755,539.89
      5. Class A Investor Charge-offs; Reimbursement of
Charge-offs
            (a) Class A Investor Charge-offs, if any, for the
Distribution Date       $0.00
            (b) The amount of Item 5.(a) per $1,000 interest
      $0.00
            (c) Total reimbursed to Trust in respect of Class A
Investor Charge-offs    $0.00
            (d) The amount of Item 5.(c) per $1,000 interest
      $0.00
            (e) The amount, if any, by which the outstanding
principal balance of the Class A Certificates
                  exceeds the class A Invested Amount as of  the end
of the Distribution Date     $0.00
      6. Allocable Servicing Fee paid for the Distribution Date
            $3,333,333.33
      7. Deficit Controlled Amortization Amount for the
Distribution Date             $0.00
      8. Discount Option Date                                           June
01, 1997
      9. Discount Percentage                                            3.00%
D.    Class A Pool Factor                                         1.00000000

E.    Receivables Balances
      1. Principal Receivables as of the last day of the preceding
Due Period        $2,941,699,433.24
      2. Finance Charge and Administrative Receivables as of the
last day          $67,726,958.83
            of the preceding Due Period
F.    Class B Certificates
      1. Class B Invested Amount as of the end of the Distribution
Date        $214,286,000.00
      2. Available Collateral Invested Amount as of the end of the
Distribution Date        $285,714,000.00


Household Finance Corporation
Household Card Funding Corp.
February 1998
Household Credit Card Master Trust I , Series 1995-1
      Mar 16, 1998

CLASS B CERTIFICATEHOLDER'S STATEMENT
A.    Information Regarding Distributions
      1. Total distribution per $1,000 interest
      $4.346250000
      2. Principal distribution per $1,000 interest
      $0.00
      3. Interest distribution per $1,000 interest
      $4.346250000
B.    Calculation of Class A Interest
      1. Calculation of Class A Certificate Rate
            (a) One-month LIBOR
5.625000000%
            (b) Spread                                            0.1700%
            (c) Class A Certificate Rate
5.795000000%
      2. Beginning Principal Amount
$1,500,000,000.00
      3. Days in Interest Period                                        27
C. Performance of Trust
      1. Collections of Receivables
            (a) Total Collections
$346,325,026.92
            (b) Collections of Finance Charge and Administrative
Receivables       $58,331,030.82
            (c) Collections of Principal
$287,993,996.10
      2. Allocation of Receivables
            (a) Class A Invested Percentage
75.00%
            (b) Principal Allocation Percentage
88.10%
      3. Delinquent Balances
            (a) Delinquent 5 - 29 days
$175,141,098.46
                  % of Gross Receivables                                5.65%
            (b) Delinquent 30 - 59 days
$60,828,216.54
                  % of Gross Receivables                                1.96%
            (c) Delinquent 60+ days
$122,464,568.87
                  % of Gross Receivables                                3.95%
      4. Class A Investor Default Amount
$9,755,539.89
      5. Class A Investor Charge-offs; Reimbursement of
Charge-offs
            (a) Class A Investor Charge-offs, if any, for the
Distribution Date       $0.00
            (b) The amount of Item 5.(a) per $1,000 interest
      $0.00
            (c) Total reimbursed to Trust in respect of Class A
Investor Charge-offs    $0.00
            (d) The amount of Item 5.(c) per $1,000 interest
      $0.00
            (e) The amount, if any, by which the outstanding
principal balance of the Class A Certificates
                  exceeds the class A Invested Amount as of the end
of the Distribution Date   $0.00                6. Allocable Servicing
Fee paid for the Distribution Date                    $3,333,333.33
      7. Deficit Controlled Amortization Amount for the
Distribution Date             $0.00
      8. Discount Option Date                                           June
01, 1997
      9. Discount Percentage                                            3.00%
D.    Class A Pool Factor                                         1.00000000

E.    Receivables Balances
      1. Principal Receivables as of the last day of the preceding
Due Period        $2,941,699,433.24
      2. Finance Charge and Administrative Receivables as of the
last day          $67,726,958.83
            of the preceding Due Period
F.    Class B Certificates
      1. Class B Invested Amount as of the end of the Distribution
Date        $214,286,000.00
      2. Available Collateral Invested Amount as of the end of the
Distribution Date        $285,714,000.00